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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statements (Form S-8 Nos. 33-53044 and 333-60305) of Schuler Homes, Inc., of our report dated March 15, 1999, with respect to the consolidated financial statements of Schuler Homes, Inc. included in this Form 10-K for the year ended December 31, 1998.

                                          Ernst & Young LLP

Honolulu, Hawaii
March 25, 1999